Exhibit 10.15.1

Precision Aerospace Group, Inc.

20900 NE 30th Avenue, 8th Floor

Aventura, FL 33180

April 28, 2025

Via Email: BBowder@westprolab.com

Mr. Bradley R. Bowder

Western Professional, Inc.

6910 Chakarun LN SE

Salem, Oregon 97306

Re: Extension of Outside Date Under Section 10.2 of the Stock Purchase Agreement between Precision Aerospace Group, Inc. and Western Professional, Inc. dated September 30th, 2024

Dear Mr. Browder:

In reference to the Stock Purchas Agreement dated September 30, 2024 (the “Agreement”) by and among Precision Aerospace Group, Inc., a Florida corporation (“Purchaser”), Western Professional, Inc., an Oregon corporation (the “Company”), and Bradley R. Bowder (the “Seller”), Section 10.2 of the Agreement, states that either Seller or the Purchaser may terminate the Agreement if the closing has not occurred on or before April 27, 2025 (the “Outside Date”).

We have agreed that the Outside Date is hereby amended and shall be extended to August 31, 2025.

The undersigned parties hereby agree that in consideration of the extension, the Stock Purchase Agreement shall be amended as follows:

1.	Section 3.1 (a) (ii) is adjusted to the sum of $1,600,000 in consideration of principal paid toward new equipment purchased and repayment of debt.

2.	The year 1 Earn-Out for the Company’s 2024 Calendar year shall be paid at the closing of the transaction together with the Initial Purchase Price.

Extension Agreement

3.	Except as expressly modified by this extension, all other terms and conditions of the Agreement shall remain in full force and effect.

Please indicate your agreement to the foregoing and Addendum A attached herein by signing below.

PRECISION AEROSPACE GROUP, INC.

By:	/s/ Brent Borden
Name:	Brent Borden
Title:	Chief Executive Officer
Date:	4/30/2025

Western Professional, Inc

By:	/s/ Bradley R. Bowder
Bradley R. Bowder, President
Date:	4/28/2025

Seller:

By:	/s/ Bradley R. Bowder
Bradley R. Bowder, President
Date:	4/28/2025

Addendum A to Extension Agreement

Adjusted EBITDA 2023 and Year 1 Earn-Out for Company’s 2024 Calendar Year

2023

Western Professionals
2023E
Revenue	$2,774,347
Gross Profit	$1,827,863
EBITDA	$573,760
Operating Income	$563,207
Net Income	$559,705

*Additions:
Royalty Expense	222,799
Equipment Rent	117,156
Mike, Sheryl & Denise Salary	102,900
Depreciation	10,553
Interest	3,502
Life Insuarance	13,220
Rent Adjustment	40,000
Brad Salary Adj.	(149,700)
Adj. EBITDA	$920,135

*2023 Adj. EBITDA = $920,135

●	5x multiple = $4,600,675

●	Balance Sheet Adjustment - $1,600,000

Balance Sheet Consideration
Plus: Equipment		$700,000
Plus: Other Asset Adj.		$550,000
Plus: Add’l Equipment		$120,000
Plus: UT25 payments		$230,000
Less: New Equip Debt	$	exempt
Balance Sheet Value		$1,600,000

2023 Total Value = $6,200,675

Cash = $3,900,336

-	EBITDA *5x multiplier divided by 2 (50% Cash - 50% Stock), plus Balance Sheet Adjustment Paid in Cash

-	Cash Payment = (920,135*5)/2 = $2,300,336

o	$2,300,336 +$1,600,000 = $3,900,336

Stock ($ Value) - $2,300,336

-	EBITDA *5x multiplier divided by 2 (50% Cash - 50% Stock)

# of Shares issued is to be determined upon finalization of the IPO Price

Stock Issuance = (920,135*5)/2 = $2,300,336

2024

Western Professionals
2024
Revenue	$3,940,463
Gross Profit	$2,667,605
EBITDA	$1,232,311
Operating Income	$659,761
Net Income	$751,541

Addbacks:
Royalty Expense	244,444
Equipment Rent	214,786
Mike Salary	31,500
Mike/Brad Wives Salary	42,900
Depreciation	572,550
Interest	42,277
Life Insurance	7,712
Insurance (Mike/Denise/Sheri)	24,785
Rent Adjustment	19,000
Brad Salary Adj.	(168,500)
ERCA Payroll Tax Refund	(134,057)
Adj. EBITDA	$1,648,937

*2024 Adj. EBITDA = $1,648,937

Year over Year EBITDA Growth Δ = $728,803

To be Paid = $3,644,014

●	Calculation - $728,803* 5x

●	50% Cash = $1,822,007

●	50% Stock = $1,822,007

o	# of Shares issued is to be determined upon finalization of the IPO Price

TOTAL Paid @ IPO for 2023 and 2024 =	$9,844,687
- Total Cash Receipt at the IPO =	$5,722,343
o 2023 $3,900,336
o 2024 $1,822,007
- Total Stock Value Issued at the IPO =	$4,122,344

*	Note: The foregoing adjustments shall be applicable to calendar years 2023, 2024 and 2025 up to IPO, thereafter, the adjustments to EBITDA shall be those adjustments as shall be mutually agreed upon by the parties.

Working Capital Target will be calculated as shown in the example below using actual values at closing:

Working Capital - August 2024

Cash	509,628
A/R	782,239
Inventory	-
Total - current assets	1,291,867
A/P	52,389
Total - current liabilities	52,389
Net Working Capital Target	$1,239,477.85

Debt agreed to be exempt from being deducted from Working Capital Target and Adjusted EBITDA include, but are not limited to the following:

Mitsubishi Contract #268586

Equipment description: New ECHOMAC 25MM 8C FD6 ULTRASONIC TEST SYSTEM

Umpqua Bank Westpro Credit Line balance of ~$135,000 used for a partial payment. Equipment description: New ECHOMAC 25MM 8C FD6 ULTRASONIC TEST SYSTEM

Byline Financial Group Lease Number: 92935

Equipment Description: 1 New 2025 Combilift CB6000 Lift Truck

Add Back to Working Capital Target

The 10% of Purchase Price refund from Mitsubishi if not received prior to IPO.